EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

                       ILLINOIS CENTRAL RAILROAD COMPANY


               As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated January 17, 1995, included in Illinois Central Railroad Company's Form 10-K for the year ended December 31, 1994 and to all references to our Firm included in this Registration Statement.

                                                   Arthur Andersen LLP

Chicago, Illinois
April 11, 1995